UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 29, 2008

TFS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

United States	001-33390	52-2054948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7007 Broadway Ave., Cleveland, Ohio	44105
(Address of principle executive offices)	(Zip Code)

Registrant’s telephone number, including area code (216) 441-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 29, 2008, the stockholders of TFS Financial Corporation (the “Company”) approved the TFS Financial Corporation 2008 Equity Incentive Plan and the TFS Financial Corporation Management Incentive Compensation Plan. These plans provide for the grant of stock-based and other incentive awards to officers, employees and directors of the Company. A description of the material terms of the two plans is contained in the Company’s definitive proxy statement for the special meeting of stockholders dated April 24, 2008. Copies of the two plans are attached hereto as Exhibits 10.1 and 10.2, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.
10.1	TFS Financial Corporation 2008 Equity Incentive Plan

10.2	TFS Financial Corporation Management Incentive Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TFS FINANCIAL CORPORATION (Registrant)

Date: May 30, 2008	By:	/s/ David S. Huffman
David S. Huffman
Chief Financial Officer